SPDR® INDEX SHARES FUNDS

SPDR MSCI China A Shares IMI ETF

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF

SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF

(Each a “Fund”, and collectively the “Funds”)

Supplement dated December 15, 2017 to the Prospectus and Statement of Additional Information (the “SAI”) each dated January 31, 2017, as supplemented

Effective January 31, 2018, the frequency with which each Fund generally declares and pays dividends from net investment income will change as indicated in the table below and all references in the Prospectus and SAI are revised accordingly.

Fund Name	Current declaration and payment of net investment income frequency	New declaration and payment of net investment income frequency
SPDR MSCI China A Shares IMI ETF	Quarterly	Semi-Annually
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	Quarterly	Semi-Annually
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	Quarterly	Semi-Annually

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